                                  FUND PROFILE
                                      FOR



                                    VANGUARD
                                   WELLESLEY
                                  INCOME FUND

                                OCTOBER 22, 1996










                                  A MEMBER OF
                              THE VANGUARD GROUP.

1        OBJECTIVE
Vanguard/Wellesley Income Fund seeks to provide current income and some growth of capital. The Fund may not meet these objectives.

2        INVESTMENT STRATEGIES
The Fund's adviser uses a balanced investment approach. Approximately 60% to 65% of the Fund's total assets are invested in intermediate- and long-term investment-grade* U.S. Government and corporate bonds. The remaining 35% to 40% of assets are invested in stocks of companies that have a history of above-average dividends or expectations of increased dividends.

3        RISKS
The Fund's total return will fluctuate, so an investor could lose money over short or extended periods. Because of its balanced approach, Wellesley Income Fund is subject to more investment risk than a fund made up entirely of bonds but less risk than an all-stock fund.

More specifically, investors in the Fund are exposed to . . .

o A HIGH degree of INTEREST RATE RISK (the possibility that bond prices will fall as interest rates rise--and vice versa) because of the Fund's significant investment in bonds. For instance, a 2% increase in interest rates would cause a 20-year bond to drop approximately 20% in value, while a 2% decrease in rates would cause the same bond to rise about 22% in value.

o A HIGH degree of STOCK MARKET RISK (the possibility that stock prices in general will decline over short or extended periods) because of the Fund's common stock holdings.

o A LOW degree of CREDIT RISK (the possibility that a bond's issuer will fail to repay interest and principal) because of the high quality of the Fund's bond holdings.

4        APPROPRIATENESS
This Fund may be suitable for investors who . . .

o        Are seeking current income and some capital growth.

o Want a balanced and diversified investment program that includes both bonds and stocks.

o        Plan to invest for at least five years.

o Want a fund that offers less investment risk and share-price fluctuation than a fund made up entirely of stocks.

The Fund is not suitable for investors who . . .

o        Cannot tolerate fluctuating share prices.

5        FEES AND EXPENSES

Vanguard/Wellesley Income Fund--like all Vanguard Funds--is offered on a pure no-load basis (that is, the Fund has no 12b-1 fees or charges to buy or sell shares).

The Fund's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Fund's expense ratio for fiscal year 1995 was 0.35% of assets.


                               ANNUAL FUND OPERATING EXPENSES
         ------------------------------------------------------------------
         Investment Advisory Fees . . . . . . . . . . . . . . . .     0.07%
         Distribution Costs . . . . . . . . . . . . . . . . . . .     0.02
         Other Expenses . . . . . . . . . . . . . . . . . . . . .     0.26
                                                                    -------
         TOTAL OPERATING EXPENSES . . . . . . . . . . . . . . . .     0.35%
                                                                    -------

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and
(2) redemption at the end of each period.

                 1 YEAR       3 YEARS       5 YEARS         10 YEARS
                 ---------------------------------------------------
                   $4           $11           $20             $44

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

6        PAST PERFORMANCE



                                  Performance
                          Annual Returns (%) 1986-1995


                                   Vanguard/Wellesley      Composite Stock/Bond
                                      Income Fund                 Index
1986                                    18.3                      19.9
1987                                    -1.9                       2.5
1988                                    13.6                      13.7
1989                                    20.9                      21.0
1990                                     3.8                       2.5
1991                                    21.6                      20.5
1992                                     8.7                       9.2
1993                                    14.6                      14.6
1994                                    -4.6                      -4.6
1995                                    28.9                      30.7





                              Performance Summary
                       (Periods ended September 30, 1995)

                                 Average Annual Total Return
                                  Wellesley        Composite
                                Income Fund      Stock/Bond Index**
1 Year                          9.2%                      7.7%
5 Years                        11.0%                     10.8%
10 Years                       10.8%                     11.1%

Note: In evaluating past performance, it is important to consider that returns from stocks and bonds were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

*As rated by Moody's Investor Service, Inc.

**For comparative purposes, 65% of the Composite Stock/Bond Index is made up of the Lehman Brothers Long-Term Corporate AA or Better Bond Index (a barometer of corporate bonds rated AA or better), and 35% is made up of the S&P/BARRA Value Index (a barometer of dividend-oriented, large-company stocks) and the Standard & Poor's Utilities Index (a barometer of large gas and electric utility companies). An index is unmanaged; you cannot invest in an index.

7    INVESTMENT ADVISER
The Fund is managed by Wellington Management Company, LLP, which oversees more than $119 billion in total assets.

Earl E. McEvoy, Senior Vice President of Wellington Management Company, LLP, serves as the Fund's portfolio manager, a position he has held since 1982. Mr. McEvoy is assisted by John R. Ryan, Senior Vice President and managing partner of Wellington Management Company, LLP, who has managed the Fund's equity investments since 1986.

8        PURCHASES
You may purchase shares by mail, wire, or exchange from another Vanguard Fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts for minors).

9        REDEMPTIONS
You may redeem shares by sending a letter to or calling Vanguard. The Fund's share price is expected to fluctuate and, at redemption, may be higher or lower than at the time of initial purchase, resulting in a taxable gain or loss.

10       DISTRIBUTIONS
The Fund expects to pay dividends quarterly. Capital gains distributions, if any, are paid annually. Dividend and capital gains distributions can be automatically reinvested or received in cash. Both dividend and capital gains distributions are taxable to you whether reinvested in additional shares or received in cash.

11       OTHER SERVICES

o Vanguard Fund Express(R)--electronic transfers between your bank account and the Fund.

o Vanguard Tele-Account(R)--around-the-clock access to Vanguard Fund information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).

o Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).

              This Fund Profile contains key information about the
              Fund. If you would like more information before you
                 invest, please consult the Fund's accompanying
               prospectus. For details about the Fund's holdings
               or recent investment strategies, please review the
                Fund's most recent annual or semi-annual report.
             The prospectus and reports may be obtained at no cost
                           by calling 1-800-662-7447.





                                 [VANGUARD LOG]





1096-12M       (C) 1996 Vanguard Marketing Corporation, Distributor       FP27